Exhibit 10.13

REDACTED LICENSE AGREEMENT WITH THE TALISMAN GROUP LLC

Certain identified information has been excluded from the exhibit because it is both (i) not material, and (ii) would be competitively harmful if it was publicly disclosed.

This License Agreement (the “Agreement”), dated as of the 8th day of June, 2023 (“Effective Date”), is by and between The Talisman Group, LLC, a Nevada limited liability company with its principal place of business at (redacted) (“Licensor”), and Galaxy Gaming, Inc., a Nevada corporation, with its principal place of business at 6480 Cameron Street, Suite 305, Las Vegas, Nevada 89118 (“Licensee”).

WHEREAS, Licensor is or will be the sole and exclusive owner of the Licensed Assets as of (redacted); and

WHEREAS, Licensee wishes to use the Licensed Assets in connection with sublicensing and distribution and other commercialization of the Licensed Products in the Territory and through the Channels, and Licensor is willing to grant to Licensee an exclusive license to make, use, sell, offer to sell, import, reproduce, adapt, publish, perform, and display the Licensed Assets in the Territory and worldwide for Channels related to Online Offerings on the terms and conditions set out in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Adjusted Gross Revenue” or “AGR” means (redacted) received by Licensee relating to the (redacted) or the commercial exploitation of the (redacted) (such as for example, lease, sublicense or sale) or (redacted) (including, but not limited to, physical versions, versions played on felt and through all other Channels except for Online Offerings) other (redacted) and excluding (i) (redacted)

“AGR Online Offerings” means (redacted) received by Licensee relating to (redacted) and the commercial exploitation (such as for example, lease, license or sale) of (redacted) excluding (i) (redacted); and (ii) any (redacted)

“Affiliate” of a Person means any other Person that, at any time during the Term, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition only, the term “control” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise/direct or indirect ownership of more than fifty percent (50%) of the voting securities or membership interests of a Person, and “controlled by” and “under common control with” have correlative meanings.

“Brand Standards” mean the requirements applicable to the use of the Licensed Assets and attached hereto as Schedule 4, which Licensor may modify and supplement from time to time (including to specifically address use for Online Offerings and ETGs), which modifications and supplements are subject to Licensee’s approval, which shall not be unreasonably withheld.

“Channels” means the gaming platforms on or through which the Game can be played and is offered, including, without limitation, Felt Games (including Progressive Games), Display additions, Electronic Games, Online Offerings, or any variation of the foregoing.

“Collateral” means all artwork, labeling, copy, text, and all other written, printed, graphic, electronic, audio, or video advertising and promotional materials used or created for use in connection with any advertising and promotion of the Licensed Products hereunder, in the Territory.

“Commencement Date” means (redacted)

“Commission” means the fee extracted from each bank winning hand by the Operator.

“Confidential Information” has the meaning set forth in Section 6.

“Disclosing Party” has the meaning set forth in Section 6.

“Displays” means electronic displays gaming platform which presents certain Game information and results to players and casino staff.

“Electronic Games” means the offering of the Game through media and electronic platforms, including, but not limited to electronic table games (ETGs), online real-money gaming, online social gaming, online lotteries, lotteries, and in-casino mobile wagering.

“Enforcing Party” has the meaning set forth in Section 4.2(c).

“Excluded Jurisdiction(s)” means any jurisdiction in the Territory (redacted)

“Felt Games” means the offering of the Game through the traditional brick-and-mortar casino platform, where the Game is expressed on felt on a traditional gaming table.

“Game” or “Games” means EZ Baccarat, as commonly understood in the gaming industry and more fully described and set forth on Schedule 3(A).

“Game Assets” means all of the Intellectual Property related to the Game, including, but not limited to, that which is listed on Schedule 3(B) and Schedule 3(C), along with all versions and updates of the Game and any related bets or side bets.

“Grandfathered Casinos” means:

(i)
casinos that (redacted)
(ii)
have (redacted) and

(redacted)

“Indemnified Claim” has the meaning set forth in Section 8.3.

“Indemnified Party” means any Licensor Indemnified Party or Licensee Indemnified Party.

“Indemnifying Party” has the meaning set forth in Section 8.3. “Infringement” has the meaning set forth in Section 4.2(a).

“Intellectual Property” means any and all now known or hereafter existing in the world (a) rights associated with works of authorship throughout the world, including without limitation exclusive exploitation rights, copyrights, derivative works, compilations, moral rights, artist’s rights and mask works; (b) trademark, trade dress, service mark and trade name rights and similar rights and associated goodwill; (c) software, propriety data, strategic plans and trade secret rights; (d) patents, patent applications, continuations, continuations-in-part, divisionals, reissues, re-exams and all related counterparts along with any designs, algorithms and other intellectual and industrial property and proprietary rights of every kind and nature throughout the world, whether arising by operation of law, contract, license or otherwise; (e) inventions (whether patentable or not) and whether or not reduced to practice and all improvements thereto; (f) know-how or show-how; and (g) all registrations, applications, renewals, extensions and combinations of the foregoing, regardless of whether any of such rights arise under the Laws of the United States or any other state, country or jurisdiction.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, award, decree, other requirement, or rule of law of any federal, state, local, or foreign government or political subdivision thereof, or any arbitrator, court, or tribunal of competent jurisdiction.

“Licensed Assets” means the Licensed Patents, Licensed Marks, the Game, Game Assets, related domain names, and any and all Intellectual Property owned and/or to be owned by Licensor as of the

Commencement Date related to or derived from any of the foregoing.

“Licensed Marks” means all marks owned or to be owned by the Licensor as of the Commencement Date that consist of or include “EZ Baccarat,” “Panda 8,” and/or “Dragon 7,” and have, prior to the date hereof, been used in connection with the Game by Licensor or with Licensor’s permission, including, without limitation, those marks set forth on Schedule 3(B), whether registered or unregistered, including the listed registrations and applications and any registrations which may be granted pursuant to such applications.

“Licensed Patents” the patents and patent applications listed in Schedule 3(C), all patents issuing from the patent applications listed in Schedule 3(C), and all continuations, continuations- in-part, divisions, extensions, substitutions, reissues, re-examinations, and renewals of any of the foregoing.

“Licensed Products” means any and all products, goods, and/or services incorporating any of the Licensed Assets, including without limitation, gaming systems, software, progressive systems and technology, table game placements, table games, Displays, products branded with the Licensed Marks or Game Assets in any Channel, and any other products or services that may be so marked, or may otherwise incorporate, be embedded with, utilize, and/or include the Licensed Assets, and/or that are distributed by Licensee under this Agreement.

“Licensee” has the meaning set forth in the preamble.

“Licensee Indemnified Party” has the meaning set forth in Section 8.1. “Licensor” has the meaning set forth in the preamble.

“Licensor Indemnified Party” has the meaning set forth in Section 8.2.

“(redacted)".

“Limited Distribution Agreement” means a contract in which the Licensee grants a distributor the right to distribute the Licensed Assets to customers in a distinct market within the Territory. (redacted)

“Losses” means losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers.

“Mortgage” means any mortgage, deed of trust, assignment, security agreement, or hypothecation of the Licensed Assets.

“No-Commission Baccarat” means baccarat games in which no commission is extracted by the Operator on each bank winning hand.

“Online Offerings” means any placement, in any Territory worldwide where such activity is not illegal, of the Game by way of online and/or internet or web-based casino or other entity or method, that enables customers to play the Game, including, but not limited to, online real- money gaming and online social gaming, through the internet, including, without limitation, web based casinos, random number generators (RNG), iLottery methods, and live dealer based platforms and offerings. For the avoidance of doubt, the term Online Offerings may include Electronic Games that are conducted online.

“Operator” means: (i) a casino operator which provides land based or online gaming, or

(ii) a provider of Electronic Games.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

“Progressive Games” means an addition to the Game that takes a certain portion of every wager and applies it to a separate jackpot fund that pays out based on certain game outcomes, the values of which are presented alongside other information on any type of display.

“Quarterly Period” means each three-month period commencing on the 1st of January, 1st of April, 1st of July, and 1st of October.

“Receiving Party” has the meaning set forth in Section 6.

“Regulatory Approval” means the applicable approvals, licenses, registrations, or authorizations of or from the applicable Regulatory Authorities.

“Regulatory Authority” means any court, tribunal, agency, legislative body, board, commission, official or other regulatory authority in a jurisdiction in the Territory that licenses, approved, regulates, or otherwise controls the conduct of gaming and gaming related businesses.

“Renewal Term” has the meaning set forth in Section 10.2.

“Strategic Alliance Agreement” means that certain Strategic Alliance Agreement (as amended) between The Talisman Group, LLC, DEQ Inc., and Light & Wonder, Inc. as successor in interest to DEQ Inc.

“Term” has the meaning set forth in Section 10.1. “Term Year has the meaning set forth in Section 10.1.

“Territory” means, (a) for Online Offerings, throughout the world, where such use is not illegal, and (b) for all Channels other than Online Offerings, the following territories: the United States of America (and its territories, excluding the Mariana Islands in the Pacific), all islands in the Caribbean Sea, Bermuda, Bahamas, Turks & Caicos, Canada, and the United Kingdom.

2.
License Grant; Right of First Refusal.

2.1
Grant. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee, and to all Affiliates of Licensee, during the Term, an exclusive, transferable (in accordance with Section 11.1) license, including the right to sublicense (in accordance with Section 2.2) to make, use, license, offer to license, import, export, reproduce, adapt, publish, perform, and display the Licensed Assets for the manufacture, promotion, advertising, distribution, and sublicensing of Licensed Products through any of the Channels in the Territory beginning on the Commencement Date. Licensee may exercise any or all of its rights under this Agreement through one or more of its Affiliates; provided that Licensee shall be responsible and liable for the acts or omissions of its Affiliates that constitute a breach of any of the terms and conditions of this Agreement as if such acts or omissions were the acts or omissions of Licensee.

2.2
Sublicensing. Licensee shall have the right to grant sublicenses under the license rights granted under Section 2.1 to: (redacted). The selection and granting of sublicenses will be in Licensee’s sole and exclusive discretion; provided, however, that:

(a) all sublicenses shall be subject to the terms and conditions of this Agreement, including without limitation, the Brand Standards (redacted);

(b) no sublicense may exceed the scope of rights granted to Licensee under this Agreement; and

(c) Licensee is solely responsible for (redacted) Licensee may execute a Limited Distribution Agreement with distributors in selected markets within the Territory (redacted). Excluding sublicenses to Operators under Section 2.2(i) above, (redacted) Excluding sublicenses to Operators under Section 2.2 (i) above, (redacted). No sublicensing shall be deemed a waiver of or a release of Licensee from the performance by Licensee of any covenants on the part of Licensee herein contained. As between Licensor and Licensee, any sublicense (redacted).

2.3
Right of First Refusal. (redacted) (“ROFR Period”), Licensor shall not, directly, or indirectly (whether through an Affiliate or otherwise), enter into any agreement or consummate any sale transaction relating (redacted)

(a)
If, at any time during the (redacted)

(b)
(redacted) At any time (redacted) Licensee (redacted) Licensor of: (i) a (redacted)

(c)
If Licensee (redacted) then (i) (redacted) and (ii) such (redacted)

(d)
In the event that (redacted) prior to the (redacted) Licensee in the same manner as set forth above.

(e)
For the avoidance of doubt, the terms and conditions of this Section 2.3 apply to each (redacted) received by Licensor (redacted).

2.4
Subcontracting. Licensee may, in its sole discretion, use contractors for sales agents and for the production of Licensed Products and Collateral, provided that they comply with the Brand Standards and the other terms and conditions of this Agreement. Licensee shall enforce the Brand Standards or other terms and conditions of this Agreement by its contractors, distributors and Operators.

3.
Use of the Licensed Assets.

3.1
Use of License Assets and Licensed Products by Licensee; Exclusivity; Non- Competition. Licensee shall always be entitled to use the Licensed Assets and Licensed Products in connection and/or embedded with its electronic progressive table game systems as well as in any other manner of commercialization it wishes through the Channels in the Territory in accordance with this Agreement. Licensor and its Affiliates understand and acknowledge that the license and rights granted to Licensee pursuant to this Agreement are exclusive to Licensee in the Territory. (redacted) In addition, during the Term, (redacted)

3.2
Licensee’s Other Products. Notwithstanding any other provision herein, this Agreement shall in no way limit or restrict Licensee from commercializing its other products in any manner that it wishes, whether or not such products are competitive with the Licensed Assets and/or Licensed Products. For avoidance of doubt, this includes without limitation, any baccarat game operated with dice, baccarat side bets, and displays placed on any product other than the Game provided, however, that Licensee may not offer or license No-Commission Baccarat games other than “Rising Phoenix” and “Eternal Baccarat” (and related side bets and progressives, if any) anywhere (redacted).

3.3
Marketing and Cooperation.

(a)
Licensee will use reasonable commercial efforts to promote the Game and/or Licensed Products, which, in Licensee’s sole discretion, may include showing the Licensed Products at trade shows that it attends. Licensor acknowledges and agrees that in certain circumstances, the Game and/or Licensed Products may be offered to casino customers for (redacted); provided, however, such offerings must be commercially reasonable and consistent with (redacted). Licensor agrees to provide reasonable marketing and communication support to Licensee to market Licensed Products and the Game. Licensee shall notify existing casinos that offer the Game of the fact that Licensee will be the exclusive provider of the Game as of the Commencement Date, after (redacted), Licensee and Licensor will develop a plan to notify existing casinos that offer the Game of the fact that Licensee will be the exclusive provider of the Game as of the Commencement Date, after (redacted). Notwithstanding the foregoing, (redacted). For avoidance of doubt, these pre–Commencement Date communications shall not be deemed or interpreted to be marketing or commercializing the Game for the purposes of this Agreement. As of the Commencement Date, Licensee will display the Game title on its website with the same prominence it provides to other premium games. Licensor and Licensee will make a good faith effort to send representatives to meet every six (6) months to review placement activity and customer receptivity to the fees in the mutual interest of both parties. (redacted) to assist with (redacted). Licensee agrees to use a single uniform “Galaxy Gaming” logo with the square EZ Baccarat logo (and appropriate Licensed Marks information displayed in the standard gaming industry manner) on all Felt Game layouts in all Channels; provided, however, that this requirement is subject to (redacted). Licensee shall comply with the Brand Standards when displaying the Licensed Assets. Licensee will comply with updates or revisions to the Brand Standards subject to its reasonable approval as provided in the definition of Brand Standards.

(b)
After the Commencement Date there will be a (redacted) (unless otherwise agreed in writing by the parties) (the “Transition Period”) (redacted)

(c)
(redacted)

4.
Ownership and Protection of the Mark.

4.1
Maintenance of Licensed Assets.

(a)
Licensor covenants and agrees to (redacted)

(b)
Licensor shall, at its sole expense, diligently maintain all registrations, filings, and any and all other protections of the Licensed Assets, including, but not limited to, all domain name registrations, in full force and effect and prosecute all pending applications for any of the Licensed Assets. Licensor shall (i) keep Licensee informed of all significant developments in connection with the prosecution and maintenance of any registration or application for registration of any of the Licensed Assets, including any opposition or other challenge by any other Person to the ownership or validity of any of the Licensed Assets or any registration or application for registration thereof; (ii) promptly provide to Licensee a copy of any significant correspondence or submission with or by the United States Patent and Trademark Office or any registry or any other Person relating to any of the Licensed Assets; and (iii) consult with Licensee and consider Licensee’s comments in good faith in connection with preparing any filing or response thereto.

(c)
Each party is prohibited from (redacted)

(d)
Licensee agrees that it (redacted)

4.2
Enforcement.

(a)
Each party shall promptly notify the other party of any actual or potential infringement, counterfeiting, or other unauthorized use of the Licensed Assets by any other Person (an “Infringement”) of which it becomes aware.

(b)
Licensor shall have the first right, in its discretion, to enforce its rights in any of the Licensed Assets, including to bring action with respect to any Infringement. Notwithstanding the foregoing, if within 15 days following either party’s receipt of a notice provided under Section 4.2(a), Licensor does not initiate legal action with respect to any Infringement, or if Licensor subsequently decides not to proceed with any such action, and if Licensee has a good faith belief that such Infringement has impaired or will impair the value of the Licensed Assets or otherwise adversely affect its rights under this Agreement, then Licensee shall have the right, but not the obligation, to bring or take any such action as it determines is necessary in its reasonable discretion to halt any such Infringement and to control the conduct of such enforcement action, including settlement.

(c)
The party taking action against any alleged Infringement in accordance with this Section 4.2 (the “Enforcing Party”) shall be responsible for the expenses of such enforcement action, including attorneys’ fees, and the other party shall provide such assistance as may be reasonably requested by the Enforcing Party, at the Enforcing Party’s expense, in connection with any such enforcement action (including being joined as a party to such action as necessary to establish standing). Any monetary recovery resulting from such enforcement action shall first be used to pay the legal expenses of the Enforcing Party and then to reimburse any legal expenses incurred by the other party in cooperating in such action as requested by the Enforcing Party, and any remaining amounts shall belong solely to the Enforcing Party.

(d)
The foregoing provisions of this Section 4.2 (redacted) any claims or damages relating to or arising out (redacted), and (redacted) of their respective officers, directors, employees, agents, attorneys and shareholders, (redacted)

5.
Payments.

5.1
Royalty. As consideration for the rights granted to Licensee herein, Licensee shall pay to Licensor royalty fees based on percentages (set forth on Schedule 1, and the specific terms therein) of Adjusted Gross Revenues earned by Licensee from each Channel except for Online Offerings. The royalty fees shall be estimated and paid by Licensee to Licensor (redacted), and the (redacted). For (redacted), as consideration for the rights granted to Licensee herein, Licensee shall pay to Licensor royalty fees based on percentages (redacted) and the specific terms therein) of AGR (redacted).

5.2
Taxes. If, and only if, Licensee is required by applicable Law to withhold taxes in connection with any sums payable to Licensor under this Agreement, Licensee may deduct the amount of the withholding from the payment it otherwise would have made to Licensor under this Agreement and shall include in the royalty statement submitted pursuant to Section 5.4 the gross amount due, the amount of the sum deducted under this Section 5.2, and the actual amount paid. In all other cases, Licensor is responsible to pay its own taxes and fees where applicable.

5.3
Manner of Payment. Royalty fees payable under this Section 5 shall be paid in US dollars by electronic transfer to a bank account to be designated in writing by Licensor.

5.4
Royalty Statements for Games. At the same time as payments are made under Section 5.1, Licensee shall submit a (redacted) statement showing the (redacted) and its Affiliates in the (redacted) and the relevant calculation of royalty fees for such month. Every month, accompanying the foregoing monthly statement, Licensee shall provide to Licensor:

(a) (redacted)

(b) (redacted)

5.5
Royalty Statements for Online Offerings. At the end of each relevant (redacted) statement showing the (redacted) its Affiliates in the quarter for each (redacted) and the relevant calculation of royalty fees for such quarter.

5.6
Records and Audit. All books, receipts, and records supporting the royalty statements shall be kept by Licensee for a period of (redacted) principal place of business during regular business hours upon reasonable advance notice to (redacted). (redacted) submitted by (redacted) pursuant to Sections 5.4 and 5.5, (redacted), at its own expense, shall have the right to have an independent certified public accountant reasonably acceptable (redacted).

The (redacted) made available to or otherwise obtained or prepared (redacted) shall treat all such information in accordance with the confidentiality provisions of Section 6 of this Agreement.

If any such audit shows that any payment made by Licensee is deficient, then Licensee shall pay Licensor the deficient amount within thirty (30) days after Licensee’s receipt of the audit report. If any such audit shows that payments made by Licensee are more than the required payment, Licensor shall pay Licensee the excess amount at the time it provides a copy of the audit report to Licensee.

5.7
Payment Disputes. In the event of (redacted) or royalties, Licensee shall not have the right to setoff, withhold or otherwise refuse to pay the Royalties to Licensor. If any dispute arises between Licensee and Licensor relating to the Adjusted Gross Revenue or royalties payable to Licensor, any non-disputed royalties shall be paid to Licensor as provided in this Agreement and Licensee may withhold from payments made under this Section 5 any and all disputed amounts, pending resolution of the dispute. If a dispute over Adjusted Gross Revenues or royalties owed exceeds One Hundred Thousand dollars U.S. ($100,000.00), Licensee shall deposit any disputed royalties in an escrow account in the State of Nevada pending resolution of the dispute. Any fees associated with the escrow account shall be shared equally by the parties.

6.
Confidentiality. Each party (the “Receiving Party”) acknowledges that in connection with this Agreement it will gain access to information that is treated as confidential by the other party (the “Disclosing Party”), including information about its business operations and strategies, goods and services, customers, pricing, marketing, and other sensitive and proprietary information (collectively, the “Confidential Information”). Confidential Information shall not include information that, at the time of disclosure as reasonably established by documentary evidence: (a) is or becomes generally available to and known by the public other than as a result of, directly or indirectly, any breach of this Section 6 by the Receiving Party; (b) is or becomes available to the Receiving Party on a non-confidential basis from another Person provided that such Person is not and was not prohibited from disclosing such Confidential Information; (c) was known by or in the possession of the Receiving Party prior to being disclosed by or on behalf of the Disclosing Party; or (d) is required to be disclosed by Law, including pursuant to the terms of a court order; provided that if allowed, the Receiving Party has given the Disclosing Party prior written notice of such disclosure and an opportunity to contest such disclosure and to seek a protective order or other remedy. The Receiving Party shall: (x) protect and safeguard the confidentiality of the Disclosing Party’s Confidential Information with at least the same degree of care as the Receiving Party would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care; (y) not use the Disclosing Party’s Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this Agreement; and (z) not disclose any such Confidential Information to any Person, except to the Receiving Party’s officers, employees, consultants, accountants, and legal advisors who are bound by written confidentiality obligations and have a need to know the Confidential Information to assist the Receiving Party, or act on its behalf, to exercise its rights or perform its obligations under this Agreement.

7.
Representations and Warranties.

7.1
Mutual Representations and Warranties. Each party represents and warrants to the other party that:

(a)
it is duly organized, validly existing, and in good standing as a corporation or other entity as represented herein under the Laws of its jurisdiction of incorporation or organization;

(b)
it has the full right, power, and authority to enter into this Agreement and to perform its obligations hereunder;

(c)
the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary action of the party; and

(d)
when executed and delivered by such party, this Agreement shall constitute the legal, valid, and binding obligation of such party, enforceable against such party in accordance with its terms.

7.2
Licensor’s Representations, Warranties, and Covenants. Licensor represents, warrants, and covenants that:

(a)
As of the Commencement Date, it will be the sole and exclusive legal and beneficial owner of the entire right, title, and interest in and to the Licensed Assets in the Territory (except that the Licensed Patent is jointly owned with Light & Wonder) subject only to the filing of assignments of the Licensed Marks as provided in Section 4.1 above and, if there are no third parties with any ownership or security interest in or liens on the Licensed Assets;

(b)
As of the Commencement Date and at all times during the Term of the Agreement, Licensee shall not have an obligation to account for profits in connection with the Licensed Patent to Light and Wonder;

(c)
As of the Commencement Date it will be the record owner of the registrations and applications set forth on Schedule 3(B) and Schedule 3(C), and all such issued registrations are valid, subsisting, and in full force and effect, and there are no administrative actions or proceedings affecting any of the registrations and applications;

(d)
Except for the right of first refusal granted to Licensee under Section 2.3, it has not granted and during the Term will not grant any licenses, liens, security interests, or other encumbrances in, to, or under the Licensed Assets;

(e)
(redacted)

(f)
The exercise by Licensee of the rights and license granted under this Agreement will not infringe or otherwise conflict with the rights of any other Person;

(g)
other than the (redacted), there is no settled, pending, or threatened litigation, opposition, or other claim or proceeding challenging the validity, enforceability, ownership, registration, or use of any Licensed Assets in the Territory; and

(h)
other than the (redacted), it has not brought or threatened any claim against any third-party alleging infringement of any Licensed Assets, nor is any third-party infringing or threatening to infringe any Licensed Asset.

7.3
Licensee’s Representations, Warranties, and Covenants. Licensee represents, warrants, and covenants that:

(a)
Licensee shall make commercially reasonable efforts to obtain, by the Commencement Date, or within a reasonable time thereafter, the necessary Regulatory Approvals to distribute the Felt Game in all jurisdictions within the Territory where the Felt Game was distributed by (redacted), or use a distributor pursuant to a Limited Distribution Agreement;

(b)
Licensee shall comply with applicable Law, including obtaining and maintaining, as required, all Regulatory Approvals, when performing its obligations (including the manufacture, promotion, advertising, and distribution of the Licensed Products in the Territory) under this Agreement;

(c)
Licensee shall use commercially reasonable efforts to market, promote and distribute the Licensed Products in the Territory;

(d)
Licensee may not offer side bets on the Game (other than Panda 8 and Dragon 7) without the approval of Licensor.

8.
Indemnification.

8.1
By Licensor. Licensor shall indemnify, defend, and hold harmless Licensee and its Affiliates, officers, directors, employees, agents, sublicensees, successors, and assigns (each, a “Licensee Indemnified Party”) from and against all Losses incurred by a Licensee Indemnified Party arising out of or in connection with (a) any third-party claim, dispute, suit, action, or proceeding by (redacted) or its Affiliates against a Licensee Indemnified Party, including, without limitation, an Indemnified Claim under the Strategic Alliance Agreement, or an Indemnified Claim arising from (redacted) or concerning the Licensed Assets; (b) the material breach of, or misstatement of any material fact contained in, any other representation, warranty, or agreement of Licensor within this Agreement; (c) infringement, dilution, or other violation of any Intellectual Property resulting from the use of the Licensed Assets by Licensee or any of its Affiliates or sublicensees in accordance with this Agreement or otherwise; and (d) any antitrust or anticompetitive claim arising out of or related to Section 3.3(c) of this Agreement.

8.2
By Licensee. Licensee shall indemnify, defend, and hold harmless Licensor and its Affiliates, officers, directors, employees, agents, successors, and assigns (each, a “Licensor Indemnified Party”) from and against all Losses incurred by Licensor arising out of or in connection with: (a) the material breach of, or misstatement of any material fact contained in, any representation, warranty, or agreement of Licensor contained in this Agreement, (b) defect in any product produced or provided by Licensee after the Commencement Date, including any product liability claim; or (c) resulting from the distribution of Licensed Assets; in each case except to the extent such claim relates to the use of the Licensed Assets in accordance with this Agreement or otherwise is covered by Licensor’s indemnity obligations in Section 8.1.

8.3
Indemnification Procedure. An Indemnified Party shall promptly notify the party from whom it is seeking indemnification (“Indemnifying Party”) upon becoming aware of a claim with respect to which the Indemnifying Party is obligated to provide indemnification under this Section 8 (“Indemnified Claim”). The Indemnifying Party shall promptly assume control of the defense and investigation of the Indemnified Claim, with counsel of its own choosing reasonably acceptable to the Indemnified Party, and the Indemnified Party shall reasonably cooperate with the Indemnifying Party in connection therewith, in each case at the Indemnifying Party’s sole cost and expense. The Indemnified Party may participate in the defense of such Indemnified Claim, with counsel of its own choosing and at its own cost and expense. The Indemnifying Party shall not settle any Indemnified Claim on any terms or in any manner that adversely affects the rights of any Indemnified Party without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed). If the Indemnifying Party fails or refuses to assume control of the defense of such Indemnified Claim, the Indemnified Party shall have the right, but no obligation, to defend against such Indemnified Claim, including settling such Indemnified Claim after giving notice the Indemnified Party, in each case in such manner and on such terms as the Indemnifying Party may deem appropriate; provided, however, Licensor shall not agree to any term in settlement of any Indemnified Claim, including without limitation, those arising under the Light & Wonder Disputes, that may materially impair Licensee’s rights or increase its obligations under this Agreement without Licensee’s consent, which shall not be unreasonably withheld, conditioned, or delayed. Neither the Indemnified Party’s failure to perform any obligation under this Section 8.3 nor any act or omission of the Indemnified Party in the defense or settlement of any Indemnified Claim shall relieve the Indemnifying Party of its obligations under this Section 8, including with respect to any Losses.

9.
Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, SPECIAL, PUNITIVE, OR ENHANCED DAMAGES, OR FOR ANY LOSS OF ACTUAL OR ANTICIPATED PROFITS (REGARDLESS OF HOW THESE ARE CLASSIFIED AS DAMAGES), WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE (INCLUDING THE ENTRY INTO, PERFORMANCE, OR BREACH OF THIS AGREEMENT), REGARDLESS OF WHETHER SUCH DAMAGE WAS FORESEEABLE AND WHETHER EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING LIMITATIONS SHALL NOT APPLY TO: (A) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER Section 8; OR (B) LOSSES ARISING OUT OF OR RELATING TO A PARTY’S FAILURE TO COMPLY WITH ITS CONFIDENTIALITY OBLIGATIONS UNDER Section 6.

10.
Term and Termination.

10.1
Term. The term (the “Term”) of this Agreement shall commence on the Commencement Date and continue for a period of (redacted) years (each successive twelve (12) month period of the Term beginning on the Commencement Date being a “Term Year”), unless terminated earlier in accordance with Section 10.3.

10.2
Renewal. After the Term, this Agreement may be renewed by the written agreement of the parties (each, a “Renewal Term”).

10.3
Termination.

(a)
Licensee’s Termination (redacted) terminate pursuant to this Section 10.3(a), (redacted)

(b)
Termination Upon Sale of Licensed Assets. This Agreement shall automatically terminate, if, on or before (redacted) under this Agreement, including, without limitation, (redacted) In the event of termination under this Section 10.3(b), on or before (redacted) Licensor shall pay Licensee on demand (redacted). In the event of termination under this Section 10.3(b), on or after (redacted). The parties intend that the liquidated damages set forth in Section 10.3(b), constitute compensation, and not a penalty. The parties acknowledge and agree that Licensor’s harm caused by Licensors’ actions termination pursuant to Section 10.3(b) would be impossible or very difficult to accurately estimate as of the date hereof, and that the liquidated damages provided for therein are a reasonable estimate of the anticipated or actual harm that might arise from a such breach.

(c)
Licensee’s Right to Terminate After the Commencement Date. After the (redacted), Licensee may terminate this Agreement at any time without cause, and without incurring any additional obligation, liability, or penalty, by providing Licensor at least (redacted) advance written notice of Licensee’s intent to terminate.

(d)
Licensor’s Right to Terminate After the Commencement Date. Licensor shall have the right to terminate this Agreement if Licensee materially fails to satisfy the (redacted)

(e)
(redacted)

(f)
Termination Under Section 12.18. Either party may terminate this Agreement in accordance with Section 12.18 below.

(g)
Termination for Material Breach. Without limiting the foregoing termination rights, either party may terminate this Agreement on written notice to the other party if the other party materially breaches this Agreement and fails to cure such breach within thirty (30) days after receiving written notice thereof.

10.4
Effect of Termination. Upon the expiration or termination of this Agreement:

(a)
Licensee shall cease all use of the Licensed Assets except as expressly permitted pursuant to Section 10.5 below;

(b)
If the termination results: (i) from an exercise of rights by Licensor under Section 10.3 (d), (e), (g) above for an assignment or sublicense without Licensor’s consent, or (ii) by Licensee under Section 10.3(a), then there shall be up to a (redacted) transition period, provided that the parties may agree to shorten the (redacted) period; and

(c)
The Receiving Party shall promptly return to the Disclosing Party, or at the Receiving Party’s option, destroy, all records and copies of any Confidential Information of the Disclosing Party; provided, however, that Licensee may continue to use any Confidential Information of Licensor to the extent necessary to allow to meet its obligation under any Continuing Sublicenses.

(d)
Except for payment of the (redacted) provided in Section 10.3, and a material breach under Section 10.3(g) that is not timely cured, neither party shall be liable to the other party for other damages of any kind solely as a result of terminating this Agreement in accordance with Section 10.3.

10.5
Continuing Sublicenses. Upon termination or expiry of this Agreement for any reason (without prejudice to the rights or remedies of either party which may have accrued up to the date of such expiry or termination):

(a)
the license granted to Licensee pursuant to this Agreement shall, notwithstanding the termination or expiry of this Agreement:

(i) continue in full force and effect that Licensee has granted prior to the date of termination or expiration, (each such Licensor approved sublicense being a “Continuing Sublicense”); and

(ii) the license in respect of each such Continuing Sublicense shall continue as long as each such Continuing Sublicense is in force and until each such Continuing Sublicense terminates or expires in accordance with its terms;

(b)
Licensee shall:

(i) not grant any new sublicenses;

(ii) immediately cease to market or advertise;

(iii) not use, exploit, or make available to any new customer the Licensed Products other than pursuant to a Continuing Sublicense;

(iv) the provisions of this Section 10.5 shall apply following termination or expiry of this Agreement, mutatis mutandis to any net revenues received by Licensee in respect of the Continuing Sublicenses; and

(v) On termination or expiry of each Continuing Sublicense for any reason, the Sublicense in respect of that sublicensee shall terminate in its entirety.

(c)
On termination or expiry of the last Continuing Sublicense for any reason:

(i) the license granted to Licensee pursuant to this Agreement shall terminate in its entirety;

(ii) Licensee shall immediately cease to use all Licensed Assets, and to use any representations suggesting that it is an authorized Licensee or sub-Licensee of the Licensed Products; and

(iii) Licensee shall immediately remove all Licensed Marks.

10.6
Survival. The rights and obligations of the parties set forth in Section 6 (Confidentiality), Section 7 (Representations and Warranties), and Section 8 (Indemnification), and the provisions of Section 1 (Definitions) and Section 12 (Miscellaneous) (excluding Section 12.1), and any right, obligation, or required performance of the parties in this Agreement which, by its express terms or nature and context is intended to survive termination or expiration of this Agreement, will survive any such termination or expiration.

11.
Assignment.

11.1
By Licensee. Subject to the other provisions of this Section 11.1 below, without (redacted). Notwithstanding the foregoing, Licensee shall have the right to assign or otherwise transfer this Agreement, or any right or obligation hereunder, upon thirty (30) days’ prior written notice to Licensor to (a) an Affiliate; (b) a successor by consolidation or merger (whether or not Licensee is the surviving entity) or operation of Law; (c) a purchaser of all or substantially all of Licensee’s assets or the assets or business of Licensee to which this Agreement relates; if and only if Licensee requires the assignee or transferee, as applicable, to acknowledge and agree in writing to assume and be bound by all of the applicable terms and conditions of this Agreement. Except as expressly provided above, any assignment, delegation, transfer, or Mortgage without Licensor’s prior written consent shall be invalid and shall give Licensor a right to terminate this Agreement as provided in Section 10.3(g) above. Any assignment, delegation, or transfer of this Agreement in violation of this Section 11.1 shall be void and of no force and effect.

11.2
By Licensor. Subject to (redacted) prior to Licensor’s sale, assignment, or other transfer (including any exclusive license) of any of the Licensed Assets to any Person during the Term, Licensor shall (a) require the purchaser, assignee, or transferee, as applicable, to acknowledge and agree in writing (i) to assume and be bound by all of the applicable terms and conditions of this Agreement, including all of Licensor’s obligations and undertakings under this Agreement with respect to the

Licensed Assets, (ii) to require and obligate any subsequent purchaser, assignee, or transferee, as applicable, to do the same in connection with any such subsequent sale,

assignment, or other transfer of such Licensed Assets, and (iii) that Licensee is a third-party beneficiary of such agreement; (b) provide Licensee with an executed copy of such agreement; and (c) meet the requirements of Section 12.18.

12.
Miscellaneous.

12.1
Bankruptcy. Each party hereto acknowledges and agrees that, if such party or its estate shall become subject to any bankruptcy or similar proceeding, all rights and licenses granted to the other party hereunder will continue subject to the terms and conditions of this Agreement, and will not be affected, including by rejection of this Agreement. Without limiting the foregoing, to protect the other party from and against all damages of any kind or nature resulting from rejection of this Agreement in the event of a bankruptcy, each party hereby grants to the other party a continuing security interest in and first priority lien upon the Licensed Assets. Each party shall execute any documents and perform all further acts, including with all applicable government offices, as reasonably necessary to evidence and perfect the security interest granted hereunder. If a party files for bankruptcy, the other party may enforce all rights and remedies of a secured creditor under applicable Law.

12.2
Further Assurances. Each party shall, upon the reasonable request of the other party, and, except as otherwise expressly set forth herein, at such other party’s sole expense, promptly execute such documents and perform such acts as may be necessary to give full effect to the terms of this Agreement.

12.3
Independent Contractors. The relationship between the parties is that of independent contractors. Nothing contained in this Agreement is intended to or will be construed to create any agency, partnership, joint venture, or other form of joint enterprise, employment, or fiduciary relationship between the parties, and neither party will have authority to contract for or bind the other party in any manner whatsoever.

12.4
No Public Announcements. Subject to Section 3.3 (a), neither party may issue or release any announcement, statement or press release relating to this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld, conditioned, or delayed. Nothing herein shall be construed to limit Licensee’s rights to market and commercialize the Game as of the Commencement Date.

12.5
Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder (other than routine communications having no legal effect) must be in writing and will be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email (in each case, with confirmation of transmission or receipt) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as will be specified in a notice given in accordance with this Section 12.5).

If to Licensor:

(redacted)

If to Licensee:

Galaxy Gaming, Inc.

(redacted)

12.6
Interpretation. For purposes of this Agreement, (a) the words “include,” “includes,” and “including” will be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Sections and Schedules refer to the Sections of, and Schedules and attached to, this Agreement; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. Any Schedules referred to herein will be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

12.7
Headings. The headings in this Agreement are for reference only and will not affect the interpretation of this Agreement.

12.8
Entire Agreement. This Agreement, together with all Schedules hereto and any other documents incorporated herein by reference, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

12.9
No Third-Party Beneficiaries. Except as expressly set forth herein with respect to Licensee’s Affiliates and in Section 8 with respect to Indemnified Parties, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or will confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Agreement.

12.10
Binding Agreement. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective permitted successors and assigns. Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by either party of any of the provisions hereof will be effective unless explicitly set forth in writing and signed by the waiving party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Agreement will operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

12.11
Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent permitted under applicable Law.

12.12
Governing Law; Choice of Forum and Submission to Jurisdiction. This Agreement will be governed by and construed in accordance with the internal Laws of the State of Nevada without giving effect to any choice or conflict of Law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of Laws of any other jurisdiction. Each party irrevocably and unconditionally agrees that any action, litigation, or proceeding arising out of or relating to this Agreement may not be commenced in any forum other than (a) the United States District Court for the Federal District of the state of Nevada or, the courts of the State of Nevada, sitting in Clark County, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such action, litigation, or proceeding. Service of process, summons, notice, or other document by mail to such party’s address set forth herein will be effective service of process for any suit, action, or other proceeding brought in any such court.

12.13
Waiver of Jury Trial. Each party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any claim, suit, action, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

12.14
Equitable Relief. Each party acknowledges that a breach by the other party of Section 6 or any breach by Licensor of this Agreement may cause the non-breaching party irreparable harm, for which an award of damages would not be adequate compensation and agrees that, in the event of such a breach or threatened breach, the non-breaching party will be entitled to seek equitable relief, including in the form of a restraining order, orders for preliminary or permanent injunction, specific performance, and any other relief that may be available from any court, and the parties hereby waive any requirement for the securing or posting of any bond or the showing of actual monetary damages in connection with such relief. These remedies will not be deemed to be exclusive but are in addition to all other remedies available under this Agreement at Law or in equity, subject to any express exclusions or limitations in this Agreement to the contrary.

12.15
Attorneys’ Fees. In the event that any claim, suit, action, or proceeding is instituted or commenced by either party hereto against the other party arising out of or related to this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees and court costs from the non-prevailing party.

12.16
Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission (to which a signed PDF copy is attached) will be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

12.17
Privileged License/Compliance Committee Requirements.

(a)
The parties and their respective affiliates are engaged in businesses that are subject to and exist because of privileged licenses or other permits issued by governmental authorities or other sovereigns. Each party agrees to promptly comply with any commercially reasonable request, direction, inquiry or policy of the other party of a regulatory, compliance or due diligence nature. Each party, and their affiliates, do not, and will not, engage in unsuitable conduct under the standards applicable to the gaming industry. Either party may terminate the Agreement if it: (i) receives a formal notification from a Regulatory Authority that continuation of this Agreement would jeopardize its Regulatory Approvals, or ability to obtain Regulatory Approvals; or (ii) determines, in its reasonable judgement, that that the non-terminating party or its affiliates might be or is about to be engaged in or involved in any activity or relationship that could jeopardize the terminating party’s Regulatory Approvals or ability to obtain Regulatory Approvals (including, without limitation, any denial, suspension or revocation (or threat thereof)). If a party elects to terminate this Agreement pursuant to this Section 12.18, then if permitted by Regulatory Authorities, the Licensee shall be liable to pay Licensor all accrued and unpaid royalties incurred through the date of such termination including any escrowed amounts (subject to Section 12.18(c); following such payment, this Agreement shall be deemed terminated (subject to Section 10.5 above), and neither party shall have any further liability or obligation to the other of any nature whatsoever.

(b)
Notwithstanding anything to the contrary in this Agreement, each of the provisions of the Agreement are subject to, and shall be enforced in compliance with, all applicable regulatory laws and any requirements imposed by any applicable Regulatory Authorities in connection therewith. To the extent any provision of the Agreement contradicts one or more applicable regulatory laws (a “Conflict”), then the parties shall cooperate in good faith to renegotiate such terms and conditions, but solely to the extent necessary to cure such regulatory violation, provided that each party shall be responsible for and bear all costs associated with their respective gaming licensing obligations.

(c)
Licensee shall not directly request, suggest, or recommend to Regulatory Authorities that Licensor should be licensed by any Regulatory Authority as a condition of receiving Royalties or otherwise.

12.18
Force Majeure. If Licensee is unable either wholly or partially, as a result of a force majeure event, to carry out its obligations under this Agreement, and Licensee: (i) notifies the

Licensor within a reasonable time of the force majeure event, providing details regarding the force majeure event, and the extent to which it is unable to perform its obligations; and (ii) makes reasonable attempts to remove the force majeure event as quickly as possible, if the force majeure event is such that Licensee has the ability to do so; then Licensee’s obligations will be suspended for the period of time it is affected by the force majeure event. In this Section 12.19, "force majeure" means an act of God, terrorism, pandemic, strike, industrial dispute, declaration of war, blockade, disturbance, lightning, fire, earthquake, storm, flood, explosion, governmental or semi-governmental restraint, expropriation, prohibition, intervention, direction, embargo, unavailability or delay in the supply of parts, and /or any other cause which is not reasonably within Licensees control. Absent bank closures, the Licensee shall be required to pay any amounts accrued and due under this Agreement at the time of the force majeure event. The Licensee shall identify in a written notice to Licensor the approximate length of time that it believes in good faith such force majeure event shall continue.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above by their respective officers thereunto duly authorized.

The Talisman Group, LLC.

By Name:

Title:

Galaxy Gaming, Inc.

By Name:

Title:

- SCHEDULE 1 - (ROYALTIES)

Channel	Royalty	Specific Terms
(redacted)	(redacted)	(redacted)
	(redacted)	(redacted)
	(redacted)	(redacted)
(redacted)	(redacted)	(redacted)
(redacted)	(redacted)	(redacted)
(redacted)	(redacted)	(redacted)
(redacted)	(redacted)	(redacted)

- SCHEDULE 2(a) –

(redacted)

- SCHEDULE 2(b) –

(redacted)

- SCHEDULE 2(c) –

(redacted)

- SCHEDULE 3(A) -

SUMMARY OF GAME:

The object of the game is to assemble two hands of two (2) or three (3) cards with a point value as close to nine (9) as possible.

EZ Baccarat™ plays the same way as regular baccarat except that it eliminates the odds differential between Player Line and Dealer Line wagers and replaces it by “barring” one specific winning Bank hand (the winning Bank hand consisting of three cards and totaling seven points). The appearance of this hand is the “Dragon 7”™. Customers can make a proposition bet at any time – the Dragon 7 bet, which pays 40 to 1 when the three-card winning Bank hand totaling 7 points occurs.

There is also an additional bet, the “Panda 8”™ that can be made at any time, which pays 25 to 1 when the Player side wins with three cards totaling 8 points occur.

To begin the game, players make a wager(s) on Player, or Dealer, or Tie (‘Base Game Wager”) or a combination of the above. Players may also place a “Dragon 7” bet (three card winning Bank hand totaling 7 points) and/or a “Panda 8” wager. All wagers must be between the minimum and maximum limit for that table.

WAGERS ARE RESOLVED AS FOLLOWS:

In the case of a Bank win, Bank wagers are paid 1 to 1. Player, Tie, Dragon 7 and Panda 8 wagers lose.

In the case of a Player win, Player wagers are paid 1 to 1. Bank, Tie, Dragon 7 and Panda 8 wagers lose.

In the case of a Tie, Tie wagers are paid 8 to 1. Bank and Player wagers push and Dragon 7 and Panda 8 wagers lose.

In the case of a Dragon 7, Dragon 7 wagers are paid 40 to 1. Bank wagers push, Player and Tie wagers lose.

In the case of a Panda 8, Panda 8 wagers are paid 25 to 1. Bank wagers lose, Tie wagers lose and Player wagers win.

EXAMPLE LAYOUT OF EZ BACCARAT:

(redacted)

TYPE OF CARD DECK:

A standard 52 deck of cards is utilized in a multiple deck shoe. Eight (8) decks shall be used during the play of the game. There are no Jokers. All cards 2 through 9 hold their face value. 10, J, Q & K have a value of zero (0). The Ace has a value of one (1). A hand with cards whose sum is in double figures is ranked with the tens (10s) digit ignored. For example, a hand totaling eighteen

(18) would count as eight (8).

BETTING SCHEME:

1.
All wagers in EZ Baccarat shall be made by placing gaming chips on the appropriate betting areas of the table layout keeping in mind the table minimum and maximum wagering limits.
2.
All wagers shall be placed prior to any cards being dealt. No bets shall be made, increased, or withdrawn after the dealer has begun dealing.

3.
At the beginning of each round of play, players have the following options when placing their wager(s):
1.
Player line which pays 1 to 1
2.
Dealer line which pays 1 to1

3.
Dragon 7 area which pays 40 to 1
4.
Panda 8 area which pays 25 to 1
5.
Tie area which pays 8 to 1

TIE WAGER:

The Tie bet pays 8 to 1 if the player/dealer and Player hands tie. The tie wager may be less than, equal to, or greater than the base game wager. However, the tie bet wager cannot exceed the table limit. A Natural 8 or 9 is accomplished when the first two cards of the player or dealer’s hand has a value of eight (8) or nine (9). When this occurs, the other hand will not be allowed to draw an additional card.

HOW WINNERS ARE DETERMINED AND PAID:

After the cards are dealt, the closest to 9 will be declared the winner and all winners will be paid and all losers will have their wagers awarded to the player/dealer.

GAME RULES:

After the dealer delivers the first two cards to both the Player Line and Dealer Line, the following Baccarat rules are followed.

•
The player hand must stand when their hand is valued at 6 through 9 and must hit when the hand is valued at 5 or less.
•
If the player stands, then the dealer hand hits on a total of 5 or less.
•
If the player does hit for a complete hand, then the dealer hand hits using the following rules:
o
If the dealer’s hand total is 3, then the dealer hand is dealt a third card unless the player’s third card was an 8.
o
If the dealer’s hand total is 4, then the dealer hand is dealt a third card unless the player’s third card was a 0, 1, 8, or 9.
o
If the dealer’s hand total is 5, then the dealer hand is dealt a third card if the player’s third card was 4, 5, 6, or 7.
o
If the dealer’s hand total is 6, then the dealer hand is dealt a third card if the players third card was a 6 or 7.

The following chart, where “S”= Dealer Line “stands” and “H”= Dealers Line “hits” demonstrates how each hand combination is resolved:

(redacted)

Once all cards have been dealt, the hand with the highest total point count is declared the winner. In the case where both hands have an equal point count, the hand is a Tie. Wagers will then be settled in one of the following two ways:

ROUND OF PLAY:

•
The Player/Dealer makes their wager.
•
All players place their wagers on the player or dealer line.
•
The dealer takes all casino collections and drops it in the affixed drop box.
•
The dealer deals the cards and then determines the winner (Player or Dealer) or whether the hand is a tie.
•
All ties between the player line and the dealer line on zero through nine (0-9) are considered a “push,” and the original wagers are called off.
•
All wagers are settled.
•
The dealer (if applicable) records whether the preceding hand was won by the player, dealer or was a Tie on the affixed electronic reader board.

- SCHEDULE 3(B) – (TRADEMARKS)

(redacted)

MARK	JURISDICTION	STATUS	REG/APP NO.
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 COLOR DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
GAMING TABLE ORANGE FELT DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
GAMING TABLE ORANGE FELT DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8	(redacted)	(redacted)	(redacted)
PANDA 8 COLOR DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7 COLOR DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8	(redacted)	(redacted)	(redacted)

MARK	JURISDICTION	STATUS	REG/APP NO.
PANDA 8 COLOR DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 COLOR DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
PANDA 8 COLOR DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8	(redacted)	(redacted)	(redacted)
DRAGON 7 COLOR DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS COLOR DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8	(redacted)	(redacted)	(redacted)
PANDA 8 COLOR DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS COLOR DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8	(redacted)	(redacted)	(redacted)
PANDA 8 COLOR DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT	(redacted)	(redacted)	(redacted)
EZ BACCARAT	(redacted)	(redacted)	(redacted)
EZ BACCARAT	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)

MARK	JURISDICTION	STATUS	REG/APP NO.
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS COLOR DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 COLOR DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7 COLOR DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT	(redacted)	(redacted)	(redacted)

MARK	JURISDICTION	STATUS	REG/APP NO.
EZ BACCARAT AND CHINESE CHARACTERS COLOR DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
DRAGON 7 COLOR DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
EZ BACCARAT	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
GAMING TABLE ORANGE FELT DESIGN	(redacted)	(redacted)	(redacted)
GAMING TABLE ORANGE FELT DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7	(redacted)	(redacted)	(redacted)
EZ BACCARAT AND CHINESE CHARACTERS DESIGN	(redacted)	(redacted)	(redacted)
PANDA 8 DESIGN	(redacted)	(redacted)	(redacted)
DRAGON 7 DESIGN	(redacted)	(redacted)	(redacted)

- SCHEDULE 3(C) – (PATENT)

U.S. PATENT (redacted)

-SCHEDULE 4- (BRAND STANDARDS)

DOCVARIABLE ndGeneratedStamp \* MERGEFORMAT 4857-3160-4342, v. 1